UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) March 14, 2008
E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	1-815 (Commission File Number)	51-0014090 (I.R.S. Employer Identification No.)
1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)
Registrant’s telephone number, including area code: (302) 774-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
In a New York City meeting on March 14, 2008 with securities analysts and investors, the Registrant provided the “DuPont 2007 Annual Review” which is furnished as an Exhibit.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibit.
     The following exhibit is being furnished, not filed, pursuant to Item 7.01 of Form 8-K:
     99.1   DuPont 2007 Annual Review and Appendix — Reconciliation of Non-GAAP Measures.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY (Registrant)
/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

March 14, 2008

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